                        TERM SHEET DATED October 27, 1998

                        Green Tree Financial Corporation
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1998-8
                          $1,350,000,000 (Approximate)

                               Subject to Revision


SELLER/SERVICER: Green Tree Financial Corporation ("Green Tree").
TRUSTEE:         U.S. Bank National Association, St. Paul, Minnesota.

UNDERWRITERS:    Merrill Lynch & Co. (Lead), Lehman Brothers (Co),
                  Salomon Smith Barney (Co).

                                       Ratings         WAL @         Exp. Final
To Call            Amount            Moody's/S&P      175% MHP        Maturity
A-1             $1,130,625,000         Aaa/AAA          6.45            7/15
M-1                $70,875,000         Aa2/AA-          9.96            7/15
M-2                $40,500,000          A2/A            9.96            7/15
B-1                $47,250,000        Baa2/BBB          5.99            4/07
B-2                $60,750,000        Baa3/BBB-        13.32            7/15
To Maturity
A-1             $1,130,625,000         Aaa/AAA          6.72            7/23
M-1                $70,875,000         Aa2/AA-         10.43            7/23
M-2                $40,500,000          A2/A           10.43            7/23
B-2                $60,750,000        Baa3/BBB-        17.91            2/29

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.


CUT-OFF DATE:           October 15, 1998 (or the date of origination, if later)
                        for each contract other than the Subsequent Contracts, and for each Subsequent Contract, the date on which such Contract is purchased by the Trust.

LEGAL FINAL:            September 1, 2030

EXP. PRICING:           Week of October 26, 1998.

EXP. SETTLEMENT:        Week of November 30, 1998.

INTEREST/PRINCIPAL:     The 1st day of each month (or if such 1st day is not a
                        business day, the next succeeding business day), commencing on January 4, 1999.


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

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A-1 Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any employee benefit plan subject to ERISA or to the Internal Revenue Code of 1986, as amended, unless an opinion of counsel is delivered to the Trustee.

SMMEA: The Class A-1 and the Class M-1 Certificates will not be SMMEA eligible until such time as the balance of the Pre-Funding Account is reduced to zero. At such time, the Class A-1 and the Class M-1 Certificates will be SMMEA eligible so long as they are rated in one of the two highest categories by Moody's and S&P.

                        Because the Class M-2 and Class B Certificates will not be rated in one of its two highest rating categories by Moody's or S&P, the Class M-2 and Class B Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first mortgage loans may not be legally authorized to invest in the Class M-2 and Class B Certificates. See "Legal Investment Considerations" in the Prospectus Supplement and in the Prospectus. No representations are made as to any regulatory requirements or considerations (including without limitation regulatory capital requirements) applicable to the purchase of the Class M-2 and Class B Certificates by banks, savings and loan associations or other financial institutions, which institutions should consult their own counsel as to such matters.

TAX STATUS:             For federal income tax purposes, the Trust will be
                        treated as two separate asset pools (the "Master REMIC" and the "Subsidiary REMIC"), each of which will be treated as a real estate mortgage investment conduit
                        ("REMIC"). The Class A-1 Certificates, the Class M-1
                        Certificates, the Class M-2 Certificates, the Class B
                        Certificates and the Class B-3I Certificates will constitute "regular interests" in the Master REMIC and generally will be treated as debt instruments of the Trust for federal income tax purposes with payment terms equivalent to the terms of such Certificates. The Class
                        C Master Certificates and Class C Subsidiary
                        Certificates will constitute "residual interests" in the Master REMIC and the Subsidiary REMIC, respectively. The holders of the Offered Certificates will be required to include an income interest on such Certificates
                        (including any original issue discount) in accordance with the accrual method of accounting. See "Certain
                        Federal Income Tax Consequences" in the Prospectus.

OPTIONAL REPURCHASE:    At its option either the Servicer or the Company may
                        repurchase from the Trust all remaining Contracts, and thereby effect early retirement of the Offered
                        Certificates, on any Remittance Date when the Pool
                        Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance.

CREDIT ENHANCEMENT:     Class A-1: 16.25% subordination (Class M-1, M-2, B-1,
                        and B-2) plus Excess Spread (Class B-3I). Class M-1:
                        11.00% (Class M-2, B-1 and B-2) plus Excess Spread
                        (Class B-3I). Class M-2: 8.00% (Class B-1 and B-2) plus
                        Excess Spread (Class B-3I). Class B-1: 4.50% (Class B-2) plus Excess Spread (Class B-3I). Class B-2: Limited
                        Guarantee plus Excess Spread.

THE CONTRACT POOL:      On the Closing Date, the Trust expects to purchase (i)
                        manufactured housing contracts having an aggregate principal balance of approximately $642,852,932 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                        "Additional Contracts"). An amount will be deposited into an account (the "Pre-Funding Account") on the Closing Date to purchase additional


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

                        Contracts prior to 90 days from the Closing Date (the "Subsequent Contracts") for inclusion in the Contract Pool. The Subsequent Contracts will represent no more than 25% of the aggregate Contract Pool.

DISTRIBUTIONS:          Certificateholders will be entitled to receive on each
                        Remittance Date commencing in January 1999, to the extent that the Amount Available in the Certificate
                        Account (together with, in the case of the Class B-2
                        Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus
                        Supplement. The Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due
                        Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and
                        (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance
                        Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance
                        Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in January 1999, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the prior month).

                        The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Certificates, and then to the distribution of principal on the Certificates, in the manner and order of priority described below.

                        With respect to the Remittance Date in January 1999, the Due Period should be the period from and including October 15, 1998 to and including December 14, 1998.

                        The "Due Period" with respect to all Remittance Dates other than the Remittance Date in January 1999, is the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date.

INTEREST ON THE
CLASS A-1, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:           Interest will be distributable first to the Class A-1
                        Certificates, then to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1
                        Certificates. Interest on the outstanding Class A-1
                        Principal Balance, Class M-1 Adjusted Principal Balance,
                        Class M-2 Adjusted Principal Balance, and Class B-1
                        Adjusted Principal Balance, as applicable, will accrue from the Settlement Date or from the most recent
                        Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                        The Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                        The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.


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

                        The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                        The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                        In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A-1, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES :          The Class A-1 Percentage for any Remittance Date will
                        equal a fraction, expressed as a percentage, the numerator of which is the Class A-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2
                        Principal Balance, otherwise zero, and (iv) if the Class
                        B Distribution Test is satisfied on such Remittance
                        Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                        The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A-1 Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                        The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A-1 Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                        The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.0%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.0%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of


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

                        such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; and (vi) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 24.375%.

                        The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A-1 Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                        The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A-1 Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                        The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.00%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.00%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; and (vi) the sum of the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 16.50%.

                        The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A-1 Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                        The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A-1 Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.

                        The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.0%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.0%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such


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

                        Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.00%; and (vii) the Class B Principal Balance must not be less than $27,000,000.

CLASS B-2 INTEREST:     Interest on the outstanding Class B-2 Principal Balance
                        will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                        To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A-1, Class M-1, Class M-2 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                        In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:    Except for payments of the Class B-2 Liquidation Loss
                        Amount under the Limited Guarantee, the Class B-2
                        Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1
                        Principal Balance has been reduced to zero (the "Class
                        B-1 Cross-over Date") and (ii) the Class B Distribution
                        Test is satisfied; provided, however, that if the Class
                        A-1 Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1
                        Principal Balance have been reduced to zero, the Class
                        B-2 Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus
                        Supplement.

                        The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A-1 Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any and (iv) the Class B Principal Balance, all as of such Remittance Date.

                        On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after


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

                        payment of interest on the Class B-2 Certificates, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.

LOSSES ON LIQUIDATED
CONTRACTS:              The distribution of principal to the Class A-1, the
                        Class M-1, the Class M-2 and the Class B-1
                        Certificateholders is intended to include the Class A-1
                        Percentage, the Class M-1 Percentage, the Class M-2
                        Percentage and the Class B Percentage, respectively, of the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the related Due
                        Period. If the Net Liquidation Proceeds from such
                        Liquidated Contract are less than the Scheduled
                        Principal Balance of such Liquidated Contract, the deficiency will, in effect, be absorbed by the Class
                        B-3I Certificateholders, then the Monthly Servicing Fee
                        (so long as Green Tree is the Servicer), then the Class
                        B-2 Certificateholders, then the Class B-1
                        Certificateholders, then the Class M-2
                        Certificateholders and then the Class M-1
                        Certificateholders, since a portion of the Amount
                        Available equal to such deficiency and otherwise distributable to them will be paid to the Class A-1
                        Certificateholders.


                            CONTRACT CHARACTERISTICS
                            ------------------------

The information presented below relates to the Initial Contracts, which will represent approximately 48% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


THE INITIAL CONTRACT POOL

Number of MHCs in pool:                  14,889
Wgt. Avg. Contract Rate:                 8.945%
Range of Rates:                          4.250% - 17.000%
Wgt. Avg. Orig. Maturity:                318.8 months
Wgt. Avg. Rem. Maturity:                 317.6 months
Avg. Rem Princ. Balance:                 $43,176
Wgt. Avg. LTV:                           86.93%
New/Used:                                81.04% / 18.96%
Park/Private:                            25.38% / 74.62%
Single/Double:                           25.64% / 74.35%
Land/Home:                               38.89%
Land in Lieu:                            0.57%
Step Rate:                               2.83%
Conventional:                            97.17%


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

GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                              Aggregate Principal Balance       % of Initial
         Number of Contracts         Outstanding as           Cutoff Date Pool
State     as of Cutoff Date          of Cutoff Date           Principal Balance
-----     -----------------          --------------           -----------------

AK                  2                     188,590                    0.03
AL                910                  32,570,638                    5.07
AR                254                   8,293,662                    1.29
AZ                310                  14,024,194                    2.18
CA                346                  15,107,353                    2.35
CO                335                  18,681,284                    2.91
CT                  5                     238,641                    0.04
DE                 72                   3,084,653                    0.48
FL                902                  42,681,592                    6.64
GA                824                  32,419,065                    5.04
HI                  1                      18,362                    0.00
IA                191                   6,362,163                    0.99
ID                 76                   4,296,199                    0.67
IL                250                   9,959,560                    1.55
IN                452                  21,290,515                    3.31
KS                183                   7,794,929                    1.21
KY                374                  15,078,656                    2.35
LA                328                  10,788,768                    1.68
MA                 16                     513,614                    0.08
MD                 52                   2,102,395                    0.33
ME                146                   7,961,122                    1.24
MI                900                  47,522,950                    7.39
MN                287                   9,862,505                    1.53
MO                398                  12,851,243                    2.00
MS                332                  11,143,407                    1.73
MT                125                   5,831,073                    0.91
NC              1,395                  61,284,932                    9.53
ND                 68                   2,222,244                    0.35
NE                 77                   3,116,683                    0.48
NH                 83                   3,954,619                    0.62
NJ                  4                     236,384                    0.04
NM                310                  14,597,457                    2.27
NV                147                   7,137,995                    1.11
NY                228                   9,874,883                    1.54
OH                383                  19,045,376                    2.96
OK                350                  12,709,645                    1.98
OR                219                  16,457,375                    2.56
PA                213                   9,528,167                    1.48
RI                  1                      13,644                    0.00
SC                618                  27,652,945                    4.30
SD                107                   4,189,610                    0.65
TN                431                  15,711,472                    2.44
TX              1,157                  45,902,736                    7.14
UT                 60                   3,587,145                    0.56
VA                248                  10,472,278                    1.63
VT                 46                   2,496,567                    0.39
WA                209                  14,655,434                    2.28
WI                173                   6,716,929                    1.04
WV                202                   6,620,279                    1.03
WY                 89                   4,001,003                    0.62
                   --                   ---------                    ----

Total          14,889                 642,852,932                  100.00
               ======                 ===========                  ======


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account executive for another copy.

YEAR OF ORIGINATION OF INITIAL CONTRACTS

                    Number of     Aggregate Principal Balance  % of Initial Cutoff Date
Year of          Contracts as of      Outstanding as of                   Pool
Origination (1)    Cutoff Date            Cutoff Date              Principal Balance
---------------    -----------            -----------              -----------------
1984                       2                 19,546                         *
1985                       1                  6,517                         *
1986                     159              1,369,407                      0.21
1987                     341              3,059,123                      0.48
1988                       1                 26,581                         *
1989                       1                 15,023                         *
1990                       3                 59,833                      0.01
1991                       2                 49,089                      0.01
1992                       3                 84,614                      0.01
1993                       8                217,741                      0.03
1994                      21                831,420                      0.13
1995                      31              1,364,560                      0.21
1996                      39              2,214,188                      0.34
1997                      50              3,345,782                      0.52
1998                  14,227            630,189,506                     98.03
                      ------            -----------                     -----

Total                 14,889            642,852,932                    100.00
                      ======            ===========                    ======

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the Initial Contracts as of the Cut-off Date.

(1) The Initial Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.


[MERRILL LYNCH LOGO]                  9
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DISTRIBUTION OF ORIGINAL INITIAL CONTRACTS AMOUNTS

                                                      Aggregate Principal  % of Initial Cutoff Date
                              Number of Contracts as  Balance Outstanding            Pool
Original Contract Amount ($)      of Cutoff Date       as of Cutoff Date       Principal Balance
----------------------------      --------------       -----------------       -----------------
Less than 10,000                           503               3,763,554                    0.59
10,000 - 19,999                          2,121              29,948,339                    4.66
20,000 - 29,999                          2,776              67,745,935                   10.54
30,000 - 39,999                          2,738              93,940,316                   14.61
40,000 - 49,999                          1,876              83,610,984                   13.01
50,000 - 59,999                          1,481              81,321,244                   12.65
60,000 - 69,999                          1,059              68,545,618                   10.66
70,000 - 79,999                            809              60,558,555                    9.42
80,000 -  89,999                           556              47,119,402                    7.33
90,000 -  99,999                           407              38,640,882                    6.01
100,000 - 109,999                          223              23,361,281                    3.63
110,000 - 119,999                          138              15,852,750                    2.47
120,000 - 129,999                           84              10,428,532                    1.62
130,000 - 139,999                           41               5,498,297                    0.86
140,000 - 149,999                           27               3,897,581                    0.61
150,000 - 159,999                           20               3,085,065                    0.48
160,000 - 169,999                            9               1,490,858                    0.23
170,000 - 179,999                            9               1,564,888                    0.24
180,000+                                    12               2,478,850                    0.39
                                            --               ---------                    ----

Total                                   14,889             642,852,932                  100.00
                                        ======             ===========                  ======

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                             Aggregate Principal
                     Number of Contracts as  Balance Outstanding  % of Initial Cutoff Date
Loan-to-Value Ratio       of Cutoff Date      as of Cutoff Date    Pool Principal Balance
-------------------       --------------      -----------------    ----------------------

Less than 61.00                  610               21,915,534                   3.41
61.00 - 65.99                    183                7,117,188                   1.11
66.00 - 70.99                    336               15,493,238                   2.41
71.00 - 75.99                    488               22,043,821                   3.43
76.00 - 80.99                  1,258               53,909,453                   8.39
81.00 - 85.99                  1,637               78,689,589                  12.24
86.00 - 90.99                  4,982              215,700,899                  33.55
91.00 - 95.99                  4,220              183,522,460                  28.55
Greater than 95.99             1,175               44,460,751                   6.92
                               -----               ----------                   ----

Total                         14,889              642,852,932                 100.00
                              ======              ===========                 ======


[MERRILL LYNCH LOGO]                  10
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INITIAL CONTRACT RATES

                                   Aggregate Principal
              Number of Contracts  Balance Outstanding  % of Initial Cutoff Date
Contract Rate  as of Cutoff Date    as of Cutoff Date    Pool Principal Balance
-------------  -----------------    -----------------    ----------------------

Less than 5.01           10                 712,455                 0.11
5.01 - 6.00              54               4,021,271                 0.63
6.01 - 7.00           1,805             142,782,372                22.21
7.01 - 8.00           2,069             125,858,199                19.58
8.01 - 9.00           2,439             121,367,248                18.88
9.01 - 10.00          2,232              91,601,661                14.25
10.01 - 11.00         2,045              69,319,965                10.78
11.01 - 12.00         2,012              49,128,489                 7.64
12.01 - 13.00         1,509              27,493,468                 4.28
13.01 - 14.00           510               8,423,193                 1.31
14.01 - 15.00            26                 382,922                 0.06
15.01 - 16.00           142               1,407,519                 0.22
16.01 - 17.00            36                 354,170                 0.06
                         --                 -------                 ----

Total                14,889             642,852,932               100.00
                     ======             ===========               ======


REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                     Aggregate Principal
Remaining Mos.  Number of Contracts  Balance Outstanding   % of Initial Cutoff Date
To Maturity      as of Cutoff Date    as of Cutoff Date     Pool Principal Balance
-----------      -----------------    -----------------     ----------------------
Less than 31               15                  54,699                   0.01
31 - 60                   709               5,835,027                   0.91
61 - 90                   332               4,765,474                   0.74
91 - 120                  908              14,868,016                   2.31
121 - 150                 299               6,365,342                   0.99
151 - 180               1,779              42,617,431                   6.63
181 - 210                  95               3,212,970                   0.50
211 - 240               2,002              65,058,050                  10.12
241 - 270                  27               1,321,531                   0.21
271 - 300               1,121              41,246,515                   6.42
301 - 330                  24               1,277,404                   0.20
331 - 360               7,578             456,230,471                  70.97
                        -----             -----------                  -----

Total                  14,889             642,852,932                 100.00


* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the Initial Contracts as of the Cut-off Date.


[MERRILL LYNCH LOGO]                  11
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       MHP PREPAYMENT SENSITIVITIES(1)(2)

                  75% MHP        100% MHP       125% MHP        150% MHP
                  -------        --------       --------        --------
               WAL/Maturity    WAL/Maturity   WAL/Maturity    WAL/Maturity
To Call
A-1             10.72 4/23       9.34 4/21      8.20 2/19       7.28 4/17
M-1             15.68 4/23      13.75 4/21     12.10 2/19      10.79 4/17
M-2             15.68 4/23      13.75 4/21     12.10 2/19      10.79 4/17
B-1             10.06 9/12       8.44 9/10      7.24 2/09       6.34 11/07
B-2             20.36 4/23      18.24 4/21     16.24 2/19      14.60 4/17

To Maturity
A-1             10.90 10/27      9.56 2/27      8.46 3/26       7.54 12/24
M-1             15.98 10/27     14.12 2/27     12.54 3/26      11.23 12/24
M-2             15.98 10/27     14.12 2/27     12.54 3/26      11.23 12/24
B-1             10.06 9/12       8.44 9/10      7.24 2/09       6.34 11/07
B-2             22.62 2/29      21.23 2/29     19.99 2/29      18.84 2/29


                 175% MHP        200% MHP         250% MHP         300% MHP
                 --------        --------         --------         --------
               WAL/Maturity    WAL/Maturity     WAL/Maturity     WAL/Maturity
To Call
A-1              6.45 7/15       5.77 1/14        4.71 8/11       3.94 10/09
M-1              9.96 7/15       9.32 1/14        8.31 8/11       7.54 10/09
M-2              9.96 7/15       9.32 1/14        8.31 8/11       7.54 10/09
B-1              5.99 4/07       5.78 10/06       5.45 2/06       5.22 8/05
B-2             13.32 7/15      12.26 1/14       10.60 8/11       9.37 10/09

To Maturity
A-1              6.72 7/23       6.02 1/22        4.93 12/18      4.12 5/16
M-1             10.43 7/23       9.81 1/22        8.81 12/18      8.06 5/16
M-2             10.43 7/23       9.81 1/22        8.81 12/18      8.06 5/16
B-1              5.99 4/07       5.78 10/06       5.45 2/06       5.22 8/05
B-2             17.91 2/29      17.01 2/29       15.29 2/29      13.76 2/29


[MERRILL LYNCH LOGO]                  12
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

(1) The following are the assumed characteristics of Additional Contracts as of the Cut-off Date:

Remaining                          Wgt. Avg.     Wgt. Avg.
Months to   Aggregate Principal    Original      Remaining        Wgt. Avg.
Maturity    Balance Outstanding  Term (months)  Term (months)   Contract Rate
--------    -------------------  -------------  -------------   -------------

0-120         $13,399,776.78         119            119            11.735%
121-180       $25,716,124.51         174            174            10.853%
181-240       $35,842,520.34         237            237            10.247%
241-300       $22,348,370.56         298            298            10.108%
301-360      $240,193,207.80         360            360             8.543%
             ---------------

TOTAL        $337,499,999.99
             ===============


(2) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

Remaining                          Wgt. Avg.     Wgt. Avg.
Months to   Aggregate Principal    Original      Remaining        Wgt. Avg.
Maturity    Balance Outstanding  Term (months)  Term (months)   Contract Rate
--------    -------------------  -------------  -------------   -------------

0-120         $14,676,113.19          119           119            11.735%
121-180       $28,165,600.10          174           174            10.853%
181-240       $39,256,540.95          237           237            10.247%
241-300       $24,477,065.67          298           298            10.108%
301-360      $263,071,748.50          360           360             8.543%
             ---------------

TOTAL        $369,647,068.41
             ===============


[MERRILL LYNCH LOGO]                  13
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

         The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

         Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

         Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[MERRILL LYNCH LOGO]                  14
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.